UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Michael W. Stockton

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New World Fund® Semi-annual report for the six months ended April 30, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2017 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	8.10%	2.82%	3.18%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 1.07% for Class A shares as of the prospectus dated April 7, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Developing-country stocks continued to rebound during the first half of New World Fund’s fiscal year, supported by encouraging economic data from China and strengthening prices for raw materials. The fund gained 10.41% during the six months ended April 30, 2017, assuming reinvestment of the 47.5 cents per share dividend that was paid in December 2016. Over the same period, the unmanaged MSCI EM (Emerging Markets) Index rose 8.88%.

With the primary objective of long-term appreciation, New World Fund offers a multidimensional approach to capturing the potential of emerging markets by blending three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world that have significant business in the developing world; and government and corporate bonds of developing-country issuers.

This diversified approach offers many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets. As can be seen in the table below, the fund’s results over

Results at a glance

For periods ended April 30, 2017, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 6/17/99)

New World Fund (Class A shares)	10.41%	16.74%	4.69%	3.60%	7.80%
MSCI ACWI (All Country World Index)	11.76	15.14	8.96	3.71	4.36
MSCI EM (Emerging Markets) Index	8.88	19.13	1.49	2.48	7.38
J.P. Morgan Emerging Markets Bond Index Global Diversified	2.45	8.62	5.80	7.11	9.72

Because New World Fund invests in companies based in both the developed and developing worlds as well as emerging-markets bonds, it uses the MSCI ACWI (All Country World Index), MSCI EM (Emerging Markets) Index and J.P. Morgan Emerging Markets Bond Index Global Diversified as benchmarks. MSCI ACWI and MSCI EM Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

New World Fund	1

Where the fund’s assets are invested

Geographical distribution of net assets on April 30, 2017

Developed-country equities	46.7%
The Americas
United States	14.1%
Canada	.2
Asia
Japan	4.9
Hong Kong	3.4
South Korea	3.1
Taiwan	2.1
Australia	.9
Singapore	.1
Europe
United Kingdom	5.7
France	4.4
Switzerland	1.7
Spain	1.5
Germany	1.3
Netherlands	1.0
Denmark	.9
Italy	.6
Sweden	.4
Africa/Middle East
Israel	.4

Developing-country equities	38.2%
The Americas
Brazil	6.1%
Mexico	2.3
Argentina	1.2
Republic of Colombia	.1
Peru	.1
Chile	.1
Asia
India	10.1
China	9.1
Philippines	2.0
Indonesia	1.4
Thailand	.9
Europe
Russian Federation	.9%
Turkey	.7
Greece	.5
Africa/Middle East
South Africa	2.5
Qatar	.1
United Arab Emirates	.1

Developed-country bonds	2%
The Americas
United States	.1%
Europe
United Kingdom	.1%

Developing-country bonds	5.5%
The Americas
Mexico	.8%
Argentina	.6
Brazil	.2
Dominican Republic	.2
Republic of Colombia	.2
Jamaica	.1
Peru	.1
Asia
India	.4
Indonesia	.3
Pakistan	.2
Kazakhstan	.1
Sri Lanka	.1
China	.1
Europe
Russian Federation	.7%
Turkey	.4
Hungary	.1
Poland	.1
Croatia	.1
Africa/Middle East
Morocco	.1
Egypt	.1
South Africa	.1
Kenya	.1
Zambia	.1
Ghana	.1
Saudi Arabia	.1

Short-term securities & other assets less liabilities	9.4%

Total	100.0%

2	New World Fund

its lifetime compare favorably to the MSCI AWCI, which represents the range of investable companies, and MSCI EM, the closest benchmark to the fund’s objective of benefiting from significant exposure to developing economies and markets.

Developed- and developing-country stocks

Global markets rose amid signs of improving economic growth in the U.S. and Europe as well as growth that was better than expected in China and India. Several key market indexes hit a series of new highs, fueled by expectations that President Donald Trump would deliver market-supportive policies following his November election. Developing-country stocks saw sizeable gains from January through April as the U.S. dollar weakened, industrial metals prices rose and worries about dramatic changes to global trade policies eased. Information technology stocks were particular standouts, boosted by increasing demand for electronic components used in hand-held devices, in addition to growth in mobile services.

In China, stocks rose 9.9% as investors became more comfortable with the direction of the Chinese economy and less fearful of sudden changes to the country’s trade relationship with the U.S. following Trump’s election. Government officials maintained stimulus measures that included funding for new infrastructure projects. Property sales remained robust, as did consumer spending. Also contributing to positive sentiment was continued growth among China’s leading internet businesses such as Tencent and Alibaba Group. Overall, China’s economy grew 6.7% in 2016 and 6.9% in the first quarter of 2017.

Indian equities surged 10.4%, ending the period at their highest level since 2008. India’s economy proved more resilient than initially thought following an abrupt recall of most circulated currency in late 2016 that disrupted business transactions and consumer spending. In February, India’s central bank forecast strong economic growth and surprisingly, left interest rates unchanged. Prime Minister Narendra Modi also gained more political clout to pursue his reform-minded agenda after his party won key state elections in March. Upbeat corporate earnings reports, and the anticipated roll out of a new sales tax system aimed at cutting business costs, further boosted gains for Indian stocks. The Indian rupee rose 3.8%.

Asian markets produced sizeable returns overall. Taiwanese stocks climbed 10.0% as the New Taiwan dollar rose 4.6% against the U.S. dollar. South Korean equities soared 15.6%. Both countries saw increasing demand for their products, particularly for technology-related components. South Korea also elected a new president after former leader Park Geun-hye was ousted in a corruption scandal.

New World Fund	3

Brazilian stocks slipped 1.2% after rallying from January 2016 through October 2016. While the government passed a major bill to curb public spending and took other steps to improve the country’s fiscal situation, investors remain concerned about the sustainability of Brazil’s new leadership since they will need to gain consensus for additional reforms to help jumpstart an economy that has been mired in its worst recession since the 1930s.

Developing-country bonds

During the six-month period, developing-country bonds issued in U.S. dollars and those denominated in local currencies both generated solid returns amid increased appetite among investors for higher yielding assets. Bond investments helped the fund’s overall results, with Brazil and Russia as leading contributors. As of April 30, 2017, the fund was invested in bonds from 25 developing countries. The fund manages currency exposures arising from investments in bonds denominated in local currencies.

Inside the portfolio

Indian companies were strong contributors to the portfolio. HDFC Bank, one of India’s largest private banks, gained 9.8% on higher profits in each of the past two quarters. Shares of conglomerate Reliance Industries surged 37.8% on robust profits from its oil-refining business. The company’s plan to start charging its mobile phone customers for data usage was also encouraging to investors. Reliance Industries entered the telecommunications business last year and so far has signed up more than 100 million subscribers.

The technology sector was a notable area of strength among the fund’s portfolio holdings. Samsung Electronics rose 36.9% on strong earnings from its memory chips business and its plans to pay dividends and retire Treasury stock. Broadcom advanced 29.7%, lifted by demand for its communications chips used in smartphones and plans to double its dividend. AAC Technologies Holdings, maker of electronic components used in Apple’s iPhone, increased 53.9% as the company’s revenue and profit climbed to record levels in 2016.

Several European-based companies with broad exposure to emerging markets contributed to portfolio returns. French airplane maker, Airbus SE, rose 36.0% on the strength of its large order backlog and cash flow prospects. Steel maker ArcelorMittal notched a 17.1% gain on a rebound in metal prices and operational improvements to its business that helped the French company record its first annual profit in five years. Spain’s Grifols, one of the world’s largest plasma diagnostics companies, increased 48.0%.

4	New World Fund

However, a few health care companies detracted from results. Teva Pharmaceutical shares slid 26.1% as the Israeli-based maker of generic drugs struggled with falling prices for its products, as well as the departure of its chief executive and a key senior manager. China Biologic Products, which makes drugs for treating blood and immune system conditions, warned that sales growth for 2017 would slow amid increased competition from smaller producers.

Brazilian companies weighed on portfolio returns. State-owned energy giant Petrobras declined 21.1%, hampered by a legal inquiry that delayed its massive asset divestiture program. Petrobras, which already has raised cash by selling oil fields and pipelines, aims to cut its heavy debt load and regain its investment-grade credit rating. Kroton Educacional, Brazil’s largest for-profit education firm, fell 5.4% as the company’s planned purchase of rival Estácio Participacoes faced regulatory scrutiny.

Another detractor was Murata Manufacturing, a Japanese-based maker of electronic components used in mobile phones and automobiles. Shares declined 4.2% due to concerns about the company’s rate of growth and loss of market share for one of its products used in Apple’s iPhone 7.

As of April 30, 2017, developing-country equities and bonds accounted for 43.7% of the fund’s net assets. The portion of net assets invested in developed-country equities was 46.7%. Holdings in cash and cash-like securities amounted to 9.4%. The fund’s overall holding in cash arises mainly from individual portfolio managers’ decisions to hold cash as part of their investment strategy.

Looking forward

Developing countries are benefiting from a pickup in global industrial production, a sustained stimulus program in China and more demand for a range of commodities. A stable dollar is also providing some support. Corporate profits in developing countries are recovering, and in aggregate are forecast to generate solid growth this year and next. Another positive development is increased trade among emerging-markets countries. On the whole, economic growth rates in the developing world vary by country but overall are still stronger than those in developed nations.

However, given the strong returns for developing-country markets over the past 15 months, sentiment toward emerging-markets equities could become more risk averse depending on shifts in China’s economic policies, the pace of interest rate hikes in the U.S. and changes to global trade deals.

New World Fund	5

In this environment, our investment team remains centered on individual companies as the “developing-country” category includes a truly diverse set of nations, markets and companies. It is our belief that deep, company-by-company research helps us identify those firms that should thrive over the long term.

Currently, portfolio managers have significant exposure to technology companies based in Asia and the U.S. These corporations range from internet-related businesses to electronic component manufacturers that seem well-positioned to benefit from increasing demand for smartphones and mobile services in the developing world. Managers are also constructive on private sector banks in India, which they believe should benefit from the country’s growth rate, new digital banking platforms and their orientation toward the fast-growing and underpenetrated consumer segment.

Meanwhile, investments in the health care sector are now below the fund’s 10-year average due to a much lighter position in Novo Nordisk, the world’s largest provider of insulin products. Novo Nordisk has been a successful long-term investment for the fund; however, given the company’s recent drug-pricing challenges, its position in the portfolio has been significantly reduced.

Thank you for your commitment to New World Fund and to long-term investing. We look forward to reporting to you again in six months.

Cordially,

Robert W. Lovelace

Vice Chairman and President

June 14, 2017

For current information about the fund, visit americanfunds.com.

6	New World Fund

Summary investment portfolio April 30, 2017	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	14.23%
India	10.45
Euro zone*	9.25
China	9.20
Brazil	6.34
United Kingdom	5.75
Japan	4.87
Hong Kong	3.42
South Korea	3.09
Other countries	24.04
Short-term securities & other assets less liabilities	9.36
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Italy, the Netherlands, Slovenia and Spain.

Common stocks 84.43%	Shares	Value (000)
Information technology 18.04%
Alphabet Inc., Class C1	472,007	$427,620
Alphabet Inc., Class A1	111,114	102,727
Taiwan Semiconductor Manufacturing Co., Ltd.	69,244,500	446,391
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	46,298
Samsung Electronics Co., Ltd.	250,740	491,608
Tencent Holdings Ltd.	13,133,857	410,984
Alibaba Group Holding Ltd. (ADR)[1]	2,794,100	322,719
Facebook, Inc., Class A1	2,068,400	310,777
Broadcom Ltd.	1,385,396	305,909
AAC Technologies Holdings Inc.	18,419,471	270,431
Murata Manufacturing Co., Ltd.	1,524,600	204,397
Keyence Corp.	459,600	184,706
MasterCard Inc., Class A	1,347,000	156,683
Baidu, Inc., Class A (ADR)[1]	836,460	150,755

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Microsoft Corp.	2,190,000	$149,927
Other securities		1,081,293
		5,063,225

Financials 13.22%
HDFC Bank Ltd.[2]	16,452,825	402,006
HDFC Bank Ltd. (ADR)	385,000	30,650
AIA Group Ltd.	59,941,800	414,981
Kotak Mahindra Bank Ltd.	17,273,219	242,182
Prudential PLC	9,429,055	209,567
Grupo Financiero Galicia SA, Class B (ADR)	5,290,169	206,687
YES Bank Ltd.	7,480,000	189,558
Other securities		2,016,897
		3,712,528

Consumer discretionary 12.41%
Naspers Ltd., Class N	1,544,587	293,407
Ctrip.com International, Ltd. (ADR)[1]	4,005,000	202,293
Domino’s Pizza, Inc.	1,021,000	185,199
Priceline Group Inc.[1]	92,596	171,008
Matahari Department Store Tbk PT	145,044,700	158,876
Kroton Educacional SA, ordinary nominative	33,060,800	155,719
Other securities		2,318,777
		3,485,279

Consumer staples 8.56%
British American Tobacco PLC	4,712,200	318,284
Nestlé SA	2,831,217	218,103
JBS SA, ordinary nominative	63,640,800	205,917
Pernod Ricard SA	1,173,700	146,837
Other securities		1,512,938
		2,402,079

Health care 7.13%
Hypermarcas SA, ordinary nominative	30,091,900	284,987
Grifols, SA, Class B, preferred nonvoting, non-registered shares	8,537,966	182,241
Hikma Pharmaceuticals PLC	7,048,800	176,841
CSL Ltd.	1,509,300	149,803
China Biologic Products, Inc.[1]	1,229,477	145,078
Other securities		1,061,196
		2,000,146

Materials 6.61%
Vale SA, Class A, preferred nominative (ADR)	13,376,800	109,823
Vale SA, Class A, preferred nominative	12,674,300	104,859
ArcelorMittal SA1	22,420,226	176,891
Grasim Industries Ltd.	7,950,735	142,756
Other securities		1,322,058
		1,856,387

8	New World Fund

	Shares	Value (000)
Industrials 6.24%
Airbus SE, non-registered shares	3,406,837	$275,473
International Container Terminal Services, Inc.[4]	107,622,000	191,701
Shanghai International Airport Co., Ltd., Class A	30,512,278	151,513
Other securities		1,134,175
		1,752,862

Energy 4.74%
Reliance Industries Ltd.[1]	16,934,900	367,287
Other securities		962,732
		1,330,019

Utilities 3.39%
China Resources Gas Group Ltd.	52,519,800	177,241
Infraestructura Energética Nova, SAB de CV	35,344,824	165,109
ENN Energy Holdings Ltd.	30,150,000	163,573
Power Grid Corp. of India Ltd.	46,170,350	149,284
Other securities		297,551
		952,758

Telecommunication services 2.29%
SoftBank Group Corp.	2,586,265	195,858
MTN Group Ltd.	19,226,250	181,994
Other securities		264,691
		642,543

Real estate 0.85%
Other securities		238,555
		238,555

Miscellaneous 0.95%
Other common stocks in initial period of acquisition		267,365

Total common stocks (cost: $17,816,746,000)		23,703,746

Rights & warrants 0.39%
Other 0.39%
Other securities		108,438

Total rights & warrants (cost: $108,663,000)		108,438

Bonds, notes & other debt instruments 5.82%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 4.60%
Other securities		1,291,763

Corporate bonds & notes 1.12%
Myriad International Holdings 6.00% 2020	$6,575	7,125
Other securities		307,168
		314,293

New World Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.10%
Other securities		$28,910

Total bonds, notes & other debt instruments (cost: $1,540,825,000)		1,634,966

Short-term securities 9.30%
Federal Home Loan Bank 0.55%–0.85% due 5/23/2017–7/28/2017	$550,650	549,966
Mizuho Bank, Ltd. 1.05%–1.07% due 5/23/2017–6/2/2017[3]	150,000	149,880
Sumitomo Mitsui Banking Corp. 0.99%–1.15% due 6/14/2017–8/1/2017[3]	356,400	355,522
U.S. Treasury Bills 0.71%–0.80% due 6/1/2017–7/6/2017	150,000	149,832
Victory Receivables Corp. 1.03%–1.05% due 5/11/2017–6/13/2017[3]	150,000	149,831
Other securities		1,255,391

Total short-term securities (cost: $2,610,426,000)		2,610,422
Total investment securities 99.94% (cost: $22,076,660,000)		28,057,572
Other assets less liabilities 0.06%		17,733

Net assets 100.00%		$28,075,305

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $4,700,000, which represented .02% of the net assets of the fund.

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 4/30/2017
(000)	(000)	Counterparty	date	(000)
USD5,065	INR329,550	Citibank	5/8/2017	$ (50)
USD38,926	INR2,539,350	JPMorgan Chase	5/8/2017	(484)
USD39,309	EUR36,868	Barclays Bank PLC	5/8/2017	(871)
USD27,590	EUR26,176	JPMorgan Chase	5/8/2017	(938)
USD4,402	TRY16,250	Bank of America, N.A.	5/10/2017	(157)
USD6,983	ZAR97,000	Barclays Bank PLC	5/10/2017	(259)
USD15,545	BRL49,200	JPMorgan Chase	5/15/2017	116
USD7,361	PLN29,500	Bank of America, N.A.	5/15/2017	(242)
USD5,193	COP14,985,900	JPMorgan Chase	5/17/2017	116
USD7,647	COP21,932,300	JPMorgan Chase	5/22/2017	223
USD2,848	EUR2,625	HSBC Bank	5/23/2017	(15)
USD2,815	GBP2,200	Bank of America, N.A.	5/25/2017	(37)
USD3,114	GBP2,434	Barclays Bank PLC	5/26/2017	(41)
USD155,272	EUR142,980	Citibank	5/26/2017	(705)
USD44,647	INR2,878,728	Citibank	5/30/2017	116
USD58,642	INR3,784,041	Bank of America, N.A.	5/31/2017	115

10	New World Fund

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 4/30/2017
(000)	(000)	Counterparty	date	(000)
USD6,369	GBP5,120	JPMorgan Chase	6/12/2017	$ (271)
USD6,021	JPY660,000	Bank of America, N.A.	6/13/2017	89
USD3,882	JPY420,000	UBS AG	6/20/2017	107
USD9,475	EUR8,822	HSBC Bank	6/21/2017	(162)
USD16,883	GBP13,135	Citibank	6/23/2017	(158)
USD5,573	EUR5,075	HSBC Bank	6/27/2017	27
				$(3,481)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended April 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares
International Container Terminal Services, Inc.	107,622,000	—	—	107,622,000
Kosmos Energy Ltd.[1]	18,860,000	4,660,141	—	23,520,141
Indus Gas Ltd.[1]	10,429,272	—	—	10,429,272
Ophir Energy PLC[1]	45,823,577	—	—	45,823,577
Gulf Keystone Petroleum Ltd.[1]	1,442,326,379	—	1,427,903,116	14,423,263
Gulf Keystone Petroleum Ltd.[1,3]	14,287,125	—	14,144,254	142,871
China Biologic Products, Inc.[1,5]	1,927,377	—	697,900	1,229,477

		Net unrealized		Value of
	Net realized	appreciation	Dividend	affiliates at
	loss	(depreciation)	income	4/30/2017
	(000)	(000)	(000)	(000)
International Container Terminal Services, Inc.	$—	$18,786	$—	$191,701
Kosmos Energy Ltd.[1]	—	15,536	—	141,356
Indus Gas Ltd.[1]	—	1,130	—	55,383
Ophir Energy PLC[1]	—	12,201	—	51,042
Gulf Keystone Petroleum Ltd.[1]	—	4,971	—	20,783
Gulf Keystone Petroleum Ltd.[1,3]	—	(15)	—	206
China Biologic Products, Inc.[1,5]	(12,039)	565	—	—
	$(12,039)	$53,174	$—	$460,471

New World Fund	11

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Other securities,” was $524,923,000, which represented 1.87% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,027,187,000, which represented 7.22% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Unaffiliated issuer at 4/30/2017.

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

COP = Colombian pesos

EUR = Euros

GBP = British pounds

INR = Indian rupees

JPY = Japanese yen

PLN = Polish zloty

TRY = Turkish lira

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

12	New World Fund

Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2017	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $21,522,432)	$27,597,101
Affiliated issuers (cost: $554,228)	460,471	$28,057,572
Cash		3,936
Cash denominated in currencies other than U.S. dollars (cost: $71,011)		70,919
Unrealized appreciation on open forward currency contracts		909
Receivables for:
Sales of investments	96,581
Sales of fund’s shares	69,743
Dividends and interest	74,504
Other	1,174	242,002
		28,375,338
Liabilities:
Unrealized depreciation on open forward currency contracts		4,390
Payables for:
Purchases of investments	217,004
Repurchases of fund’s shares	29,724
Closed forward currency contracts	807
Investment advisory services	12,164
Services provided by related parties	6,210
Directors’ deferred compensation	2,427
Non-U.S. taxes	24,732
Other	2,575	295,643
Net assets at April 30, 2017		$28,075,305

Net assets consist of:
Capital paid in on shares of capital stock		$22,285,394
Distributions in excess of net investment income		(22,373)
Accumulated net realized loss		(141,333)
Net unrealized appreciation		5,953,617
Net assets at April 30, 2017		$28,075,305

See Notes to Financial Statements

New World Fund	13

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,

$.01 par value (479,664 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$11,671,060	198,802		$58.71
Class B	1	—	*	58.00
Class C	780,243	13,767		56.68
Class T	10	—	*	58.71
Class F-1	1,275,218	21,868		58.31
Class F-2	7,487,200	127,772		58.60
Class F-3	560,716	9,541		58.77
Class 529-A	772,821	13,276		58.21
Class 529-B	1	—	*	57.32
Class 529-C	157,183	2,772		56.70
Class 529-E	35,921	622		57.79
Class 529-T	10	—	*	58.71
Class 529-F-1	49,428	849		58.21
Class R-1	29,006	510		56.84
Class R-2	320,428	5,638		56.83
Class R-2E	14,555	251		58.10
Class R-3	592,593	10,240		57.87
Class R-4	662,920	11,353		58.39
Class R-5E	491	8		58.30
Class R-5	354,013	6,013		58.88
Class R-6	3,311,487	56,382		58.73

*   Amount less than one thousand.

See Notes to Financial Statements

14	New World Fund

Statement of operations	unaudited
for the six months ended April 30, 2017	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,804)	$167,838
Interest (net of non-U.S. taxes of $320)	67,490	$235,328
Fees and expenses*:
Investment advisory services	68,738
Distribution services	22,537
Transfer agent services	19,608
Administrative services	4,142
Reports to shareholders	1,027
Registration statement and prospectus	696
Directors’ compensation	385
Auditing and legal	70
Custodian	3,365
State and local taxes	1
Other	550
Total fees and expenses before reimbursement	121,119
Less transfer agent services reimbursement	2
Total fees and expenses after reimbursement		121,117
Net investment income		114,211

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $724):
Unaffiliated issuers	212,561
Affiliated issuers	(12,039)
Forward currency contracts	7,750
Currency transactions	(7,247)	201,025
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $24,731):
Unffiliated issuers	2,273,019
Affiliated issuers	53,174
Forward currency contracts	(2,413)
Currency translations	(508)	2,323,272
Net realized gain and unrealized appreciation		2,524,297
Net increase in net assets resulting from operations		$2,638,508

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

New World Fund	15

Statements of changes in net assets

(dollars in thousands)

	Six months ended April 30, 2017*	Year ended October 31, 2016
Operations:
Net investment income	$114,211	$253,743
Net realized gain (loss)	201,025	(186,337)
Net unrealized appreciation	2,323,272	1,163,130
Net increase in net assets resulting from operations	2,638,508	1,230,536

Dividends paid to shareholders from net investment income	(246,270)	(148,052)

Net capital share transactions	950,365	1,161,976

Total increase in net assets	3,342,603	2,244,460

Net assets:
Beginning of period	24,732,702	22,488,242
End of period (including distributions in excess of and undistributed net investment income: $(22,373) and $109,686, respectively)	$28,075,305	$24,732,702

* Unaudited.

See Notes to Financial Statements

16	New World Fund

Notes to financial statements	unaudited

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of seven retail share classes (Classes A, B, C, T, F-1, F-2 and F-3), six 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2,	None	None	None
F-3 and 529-F-1
Classes R-1, R-2, R-2E,R-3, R-4, R-5E,R-5 and R-6	None	None	None
*	Class B, T, 529-B and 529-T shares of the fund are not available for purchase. Final conversion of Class B and 529-B shares to Class A and 529-A shares, respectively, occurred on April 28, 2017. These share classes were fully liquidated on May 5, 2017, upon the removal of seed capital invested by the fund’s investment adviser.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different

New World Fund	17

arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

18	New World Fund

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m.

New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most

New World Fund	19

appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

20	New World Fund

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,063,225	$—	$—	$5,063,225
Financials	3,310,522	402,006	—	3,712,528
Consumer discretionary	3,485,279	—	—	3,485,279
Consumer staples	2,402,079	—	—	2,402,079
Health care	2,000,146	—	—	2,000,146
Materials	1,844,189	12,198	—	1,856,387
Industrials	1,750,637	2,225	—	1,752,862
Energy	1,330,019	—	—	1,330,019
Utilities	952,758	—	—	952,758
Telecommunication services	642,543	—	—	642,543
Real estate	238,499	—	56	238,555
Miscellaneous	267,365	—	—	267,365
Rights & warrants	—	108,438	—	108,438
Bonds, notes & other debt instruments	—	1,634,966	—	1,634,966
Short-term securities	—	2,610,422	—	2,610,422
Total	$23,287,261	$4,770,255	$56	$28,057,572

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$909	$—	$909
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(4,390)	—	(4,390)
Total	$—	$(3,481)	$—	$(3,481)

*   Forward currency contracts are not included in the investment portfolio.

New World Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries.

22	New World Fund

The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or

New World Fund	23

contractual restrictions on resale or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $477,086,000.

24	New World Fund

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, April 30, 2017 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$909	Unrealized depreciation on open forward currency contracts	$4,390
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	807
			$909		$5,197

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$7,750	Net unrealized depreciation on forward currency contracts	$(2,413)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

New World Fund	25

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of April 30, 2017, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$204	$(204)	$—	$—	$—
Citibank	116	(116)	—	—	—
HSBC Bank	27	(27)	—	—	—
JPMorgan Chase	455	(455)	—	—	—
UBS AG	107	—	—	—	107
Total	$909	$(802)	$—	$—	$107
Liabilities:
Bank of America, N.A.	$695	$(204)	$(491)	$—	$—
Barclays Bank PLC	1,630	—	(1,630)	—	—
Citibank	913	(116)	(794)	—	3
HSBC Bank	177	(27)	(131)	—	19
JPMorgan Chase	1,782	(455)	(1,327)	—	—
Total	$5,197	$(802)	$(4,373)	$—	$22

*   Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2010.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when

26	New World Fund

the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2016, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$221,699
Capital loss carryforward*	(325,292)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of April 30, 2017, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$6,787,011
Gross unrealized depreciation on investment securities	(928,645)
Net unrealized appreciation on investment securities	5,858,366
Cost of investment securities	22,199,206

New World Fund	27

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Six months ended	Year ended
Share class	April 30, 2017	October 31, 2016
Class A	$96,262	$66,241
Class C	737	—
Class F-1	10,271	10,188
Class F-2	80,841	39,988
Class 529-A	6,021	3,683
Class 529-C	161	—
Class 529-E	220	101
Class 529-F-1	470	318
Class R-1	47	—
Class R-2	745	—	*
Class R-2E	66	1
Class R-3	3,662	1,535
Class R-4	5,875	2,880
Class R-5E†	4	—	*
Class R-5	3,670	4,057
Class R-6	37,218	19,060
Total	$246,270	$148,052

*	Amount less than one thousand.
†	Class R-5E shares began investment operations on November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.485% on such assets in excess of $27 billion. For the six months ended April 30, 2017, the investment advisory services fee was $68,738,000, which was equivalent to an annualized rate of 0.545% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily

28	New World Fund

intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested

New World Fund	29

in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended April 30, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$12,511	$11,746		$542		Not applicable
Class B	30	9		Not applicable		Not applicable
Class C	3,685	819		185		Not applicable
Class T1	—	—	[2]	—	[2]	Not applicable
Class F-1	1,442	790		290		Not applicable
Class F-2	Not applicable	4,000		1,696		Not applicable
Class F-3[3]	Not applicable	5		25		Not applicable
Class 529-A	734	670		177		$243
Class 529-B	4	2		—	[2]	—	[2]
Class 529-C	716	146		36		50
Class 529-E	82	18		8		11
Class 529-T1	—	—	[2]	—	[2]	—	[2]
Class 529-F-1	—	42		11		16
Class R-1	136	27		7		Not applicable
Class R-2	1,120	547		75		Not applicable
Class R-2E	28	10		2		Not applicable
Class R-3	1,316	429		132		Not applicable
Class R-4	733	282		147		Not applicable
Class R-5E	Not applicable	—	[2]	—	[2]	Not applicable
Class R-5	Not applicable	59		76		Not applicable
Class R-6	Not applicable	7		733		Not applicable
Total class-specific expenses	$22,537	$19,608		$4,142		$320

[1]	Class T and 529-T shares began investment operations on April 7, 2017.
[2]	Amount less than one thousand.
[3]	Class F-3 shares began investment operations on January 27, 2017.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $385,000 in the fund’s statement of operations reflects $244,000 in current fees (either paid in cash or deferred) and a net increase of $141,000 in the value of the deferred amounts.

30	New World Fund

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended April 30, 2017.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended April 30, 2017.

New World Fund	31

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Six months ended April 30, 2017

Class A	$614,533	11,279		$94,134	1,849		$(1,140,581)	(21,187)	$(431,914)	(8,059)
Class B	71	1		—	—		(13,586)	(255)	(13,515)	(254)
Class C	61,989	1,177		730	15		(128,902)	(2,474)	(66,183)	(1,282)
Class T2	10	—	[3]	—	—		—	—	10	— [3]
Class F-1	244,616	4,524		10,148	201		(260,393)	(4,839)	(5,629)	(114)
Class F-2	1,798,273	33,170		77,438	1,525		(1,429,292)	(25,976)	446,419	8,719
Class F-3[4]	548,117	9,650		—	—		(6,361)	(109)	541,756	9,541
Class 529-A	41,801	781		6,020	120		(50,558)	(949)	(2,737)	(48)
Class 529-B	9	—	[3]	—	—		(2,171)	(41)	(2,162)	(41)
Class 529-C	8,631	165		161	3		(12,795)	(246)	(4,003)	(78)
Class 529-E	2,056	39		220	4		(2,770)	(52)	(494)	(9)
Class 529-T2	10	—	[3]	—	—		—	—	10	— [3]
Class 529-F-1	5,555	104		470	9		(4,876)	(91)	1,149	22
Class R-1	3,702	70		47	1		(6,115)	(118)	(2,366)	(47)
Class R-2	46,107	875		744	15		(65,418)	(1,247)	(18,567)	(357)
Class R-2E	9,015	167		66	1		(1,638)	(30)	7,443	138
Class R-3	113,218	2,116		3,649	73		(88,607)	(1,659)	28,260	530
Class R-4	179,279	3,352		5,874	116		(102,370)	(1,905)	82,783	1,563
Class R-5E	452	8		4	—	[3]	(14)	— [3]	442	8
Class R-5	69,983	1,271		3,659	72		(46,645)	(860)	26,997	483
Class R-6	581,002	10,830		37,204	731		(255,540)	(4,604)	362,666	6,957
Total net increase (decrease)	$4,328,429	79,579		$240,568	4,735		$(3,618,632)	(66,642)	$950,365	17,672

32	New World Fund

	Sales[1]			Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$935,112	18,561		$64,924		1,289		$(1,898,813)	(37,506)	$(898,777)	(17,656)
Class B	325	7		—		—		(42,586)	(862)	(42,261)	(855)
Class C	106,146	2,178		—		—		(220,645)	(4,540)	(114,499)	(2,362)
Class F-1	453,811	9,114		10,108		202		(928,139)	(18,572)	(464,220)	(9,256)
Class F-2	3,445,376	67,982		37,947		755		(1,400,212)	(27,628)	2,083,111	41,109
Class 529-A	67,300	1,343		3,684		73		(100,739)	(2,005)	(29,755)	(589)
Class 529-B	69	1		—		—		(5,061)	(103)	(4,992)	(102)
Class 529-C	16,308	336		—		—		(25,933)	(530)	(9,625)	(194)
Class 529-E	3,285	66		101		2		(4,927)	(98)	(1,541)	(30)
Class 529-F-1	8,709	173		317		6		(10,597)	(211)	(1,571)	(32)
Class R-1	7,325	150		—		—		(9,768)	(200)	(2,443)	(50)
Class R-2	79,421	1,628		—	[3]	—		(95,004)	(1,937)	(15,583)	(309)
Class R-2E	6,027	118		1		—	[3]	(484)	(9)	5,544	109
Class R-3	165,824	3,323		1,531		31		(142,907)	(2,858)	24,448	496
Class R-4	183,025	3,622		2,879		58		(141,455)	(2,800)	44,449	880
Class R-5E5	10	—	[3]	—		—		—	—	10	— [3]
Class R-5	116,508	2,311		4,056		81		(252,683)	(4,983)	(132,119)	(2,591)
Class R-6	917,230	18,123		19,053		378		(214,483)	(4,210)	721,800	14,291
Total net increase (decrease)	$6,511,811	129,036		$144,601		2,875		$(5,494,436)	(109,052)	$1,161,976	22,859

[1]	Includes exchanges between share classes of the fund.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.
[5]	Class R-5E shares began investment operations on November 20, 2015.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,460,738,000 and $5,173,879,000, respectively, during the six months ended April 30, 2017.

New World Fund	33

Financial highlights

		Income (loss) from investment operations[1]
				Net gains
	Net asset	Net		(losses) on
	value,	investment		securities (both	Total from
	beginning	income		realized and	investment
	of period	(loss)[2]		unrealized)	operations
Class A:
Six months ended 4/30/2017[5,6]	$53.67	$.22		$5.30	$5.52
Year ended 10/31/2016	51.37	.52		2.08	2.60
Year ended 10/31/2015	59.28	.49		(5.28)	(4.79)
Year ended 10/31/2014	59.37	.76		.33	1.09
Year ended 10/31/2013	52.44	.66		6.98	7.64
Year ended 10/31/2012	49.61	.73		2.86	3.59
Class B:
Six months ended 4/30/2017[5,6]	52.71	(.06)		5.35	5.29
Year ended 10/31/2016	50.55	.04		2.12	2.16
Year ended 10/31/2015	58.30	.04		(5.16)	(5.12)
Year ended 10/31/2014	58.31	.30		.32	.62
Year ended 10/31/2013	51.45	.23		6.87	7.10
Year ended 10/31/2012	48.55	.33		2.84	3.17
Class C:
Six months ended 4/30/2017[5,6]	51.60	—	[10]	5.13	5.13
Year ended 10/31/2016	49.48	.10		2.02	2.12
Year ended 10/31/2015	57.18	.04		(5.09)	(5.05)
Year ended 10/31/2014	57.34	.27		.32	.59
Year ended 10/31/2013	50.67	.21		6.75	6.96
Year ended 10/31/2012	47.91	.32		2.78	3.10
Class T:
Period from 4/7/2017 to 4/30/2017[5,6,11]	57.00	.06		1.65	1.71
Class F-1:
Six months ended 4/30/2017[5,6]	53.31	.22		5.26	5.48
Year ended 10/31/2016	51.03	.50		2.10	2.60
Year ended 10/31/2015	58.83	.49		(5.24)	(4.75)
Year ended 10/31/2014	58.96	.79		.29	1.08
Year ended 10/31/2013	52.09	.67		6.93	7.60
Year ended 10/31/2012	49.28	.75		2.83	3.58
Class F-2:
Six months ended 4/30/2017[5,6]	53.69	.30		5.27	5.57
Year ended 10/31/2016	51.39	.71		2.06	2.77
Year ended 10/31/2015	59.34	.64		(5.28)	(4.64)
Year ended 10/31/2014	59.46	.90		.34	1.24
Year ended 10/31/2013	52.53	.85		6.97	7.82
Year ended 10/31/2012	49.71	.88		2.85	3.73

34	New World Fund

Dividends and distributions							Ratio of		Ratio of
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		expenses to average net assets before reimburse- ments		expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]

$(.48)	$—	$(.48)	$58.71	10.41%[7]	$11,671		1.05%[8]		1.05%[8]		.81%[8]
(.30)	—	(.30)	53.67	5.10	11,103		1.07		1.07		1.03
(.49)	(2.63)	(3.12)	51.37	(8.31)	11,532		1.04		1.04		.89
(.57)	(.61)	(1.18)	59.28	1.86	13,217		1.03		1.03		1.28
(.71)	—	(.71)	59.37	14.71	13,221		1.06		1.06		1.20
(.76)	—	(.76)	52.44	7.43	11,755		1.07		1.07		1.47

—	—	—	58.00	10.04 [7]	—	[9]	1.83	[8]	1.79	[8]	(.25)[8]
—	—	—	52.71	4.27	13		1.87		1.87		.09
—	(2.63)	(2.63)	50.55	(8.99)	56		1.80		1.80		.07
(.02)	(.61)	(.63)	58.30	1.07	121		1.79		1.79		.51
(.24)	—	(.24)	58.31	13.85	192		1.83		1.83		.43
(.27)	—	(.27)	51.45	6.61	237		1.84		1.84		.68

(.05)	—	(.05)	56.68	9.96 [7]	780		1.86	[8]	1.86	[8]	(.01)[8]
—	—	—	51.60	4.26	777		1.88		1.88		.21
(.02)	(2.63)	(2.65)	49.48	(9.04)	862		1.84		1.84		.08
(.14)	(.61)	(.75)	57.18	1.04	1,047		1.84		1.84		.47
(.29)	—	(.29)	57.34	13.80	1,052		1.87		1.87		.39
(.34)	—	(.34)	50.67	6.57	938		1.87		1.87		.66

—	—	—	58.71	3.00 [7,12]	—	[9]	.05	[7,12]	.05	[7,12]	.11	[7,12]
(.48)	—	(.48)	58.31	10.41 [7]	1,275		1.02	[8]	1.02	[8]	.83	[8]
(.32)	—	(.32)	53.31	5.14	1,172		1.03		1.03		1.00
(.42)	(2.63)	(3.05)	51.03	(8.28)	1,594		1.02		1.02		.91
(.60)	(.61)	(1.21)	58.83	1.87	1,791		1.02		1.02		1.34
(.73)	—	(.73)	58.96	14.75	2,802		1.03		1.03		1.21
(.77)	—	(.77)	52.09	7.47	2,052		1.03		1.03		1.51

(.66)	—	(.66)	58.60	10.55 [7]	7,487		.76	[8]	.76	[8]	1.11	[8]
(.47)	—	(.47)	53.69	5.45	6,392		.76		.76		1.39
(.68)	(2.63)	(3.31)	51.39	(8.05)	4,006		.76		.76		1.18
(.75)	(.61)	(1.36)	59.34	2.12	3,624		.75		.75		1.51
(.89)	—	(.89)	59.46	15.06	1,673		.76		.76		1.52
(.91)	—	(.91)	52.53	7.77	1,106		.77		.77		1.77

See page 41 for footnotes.

New World Fund	35

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net gains
	Net asset	Net	(losses) on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class F-3:
Period from 1/27/2017 to 4/30/2017[5,6,13]	$54.47	$.30	$4.00	$4.30
Class 529-A:
Six months ended 4/30/2017[5,6]	53.22	.20	5.24	5.44
Year ended 10/31/2016	50.93	.49	2.07	2.56
Year ended 10/31/2015	58.81	.44	(5.23)	(4.79)
Year ended 10/31/2014	58.92	.71	.33	1.04
Year ended 10/31/2013	52.06	.62	6.93	7.55
Year ended 10/31/2012	49.29	.70	2.83	3.53
Class 529-B:
Six months ended 4/30/2017[5,6]	52.09	(.09)	5.32	5.23
Year ended 10/31/2016	50.00	.01	2.08	2.09
Year ended 10/31/2015	57.75	(.01)	(5.11)	(5.12)
Year ended 10/31/2014	57.81	.23	.32	.55
Year ended 10/31/2013	51.01	.18	6.80	6.98
Year ended 10/31/2012	48.17	.28	2.82	3.10
Class 529-C:
Six months ended 4/30/2017[5,6]	51.64	(.01)	5.13	5.12
Year ended 10/31/2016	49.55	.09	2.00	2.09
Year ended 10/31/2015	57.25	.01	(5.08)	(5.07)
Year ended 10/31/2014	57.42	.24	.31	.55
Year ended 10/31/2013	50.77	.18	6.76	6.94
Year ended 10/31/2012	48.05	.29	2.79	3.08
Class 529-E:
Six months ended 4/30/2017[5,6]	52.78	.14	5.22	5.36
Year ended 10/31/2016	50.50	.38	2.05	2.43
Year ended 10/31/2015	58.32	.32	(5.19)	(4.87)
Year ended 10/31/2014	58.45	.57	.32	.89
Year ended 10/31/2013	51.65	.50	6.87	7.37
Year ended 10/31/2012	48.87	.57	2.82	3.39
Class 529-T:
Period from 4/7/2017 to 4/30/2017[5,6,11]	57.00	.06	1.65	1.71

36	New World Fund

Dividends and distributions								Ratio of		Ratio of
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]		Net assets, end of period (in millions)		expenses to average net assets before reimburse- ments		expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]

$—	$—	$—	$58.77	7.90%[7]		$561		.16%[7]		.16%[7]		.52%[7]

(.45)	—	(.45)	58.21	10.36	[7]	773		1.11	[8]	1.11	[8]	.75 [8]
(.27)	—	(.27)	53.22	5.05		709		1.13		1.13		.97
(.46)	(2.63)	(3.09)	50.93	(8.38)		709		1.11		1.11		.82
(.54)	(.61)	(1.15)	58.81	1.79		793		1.10		1.10		1.21
(.69)	—	(.69)	58.92	14.65		776		1.12		1.12		1.14
(.76)	—	(.76)	52.06	7.36		664		1.13		1.13		1.42

—	—	—	57.32	10.04	[7]	—	[9]	1.96	[8]	1.85	[8]	(.34)[8]
—	—	—	52.09	4.18		2		1.97		1.97		.03
—	(2.63)	(2.63)	50.00	(9.11)		7		1.91		1.91		(.02)
—	(.61)	(.61)	57.75	.97		14		1.91		1.91		.40
(.18)	—	(.18)	57.81	13.72		21		1.93		1.93		.33
(.26)	—	(.26)	51.01	6.50		26		1.94		1.94		.58

(.06)	—	(.06)	56.70	9.92	[7]	157		1.89	[8]	1.89	[8]	(.04)[8]
—	—	—	51.64	4.22		147		1.92		1.92		.18
—	(2.63)	(2.63)	49.55	(9.08)		151		1.90		1.90		.03
(.11)	(.61)	(.72)	57.25	.96		175		1.90		1.90		.41
(.29)	—	(.29)	57.42	13.74		174		1.92		1.92		.34
(.36)	—	(.36)	50.77	6.51		150		1.94		1.94		.60

(.35)	—	(.35)	57.79	10.26	[7]	36		1.31	[8]	1.31	[8]	.54 [8]
(.15)	—	(.15)	52.78	4.84		33		1.34		1.34		.76
(.32)	(2.63)	(2.95)	50.50	(8.57)		33		1.33		1.33		.60
(.41)	(.61)	(1.02)	58.32	1.54		38		1.33		1.33		.97
(.57)	—	(.57)	58.45	14.37		38		1.36		1.36		.91
(.61)	—	(.61)	51.65	7.10		32		1.38		1.38		1.16

—	—	—	58.71	3.00	[7,12]	—	[9]	.06	[7,12]	.06	[7,12]	.10 [7,12]

See page 41 for footnotes.

New World Fund	37

Financial highlights (continued)

		Income (loss) from investment operations[1]
				Net gains
	Net asset	Net		(losses) on
	value,	investment		securities (both	Total from
	beginning	income		realized and	investment
	of period	(loss)[2]		unrealized)	operations
Class 529-F-1:
Six months ended 4/30/2017[5,6]	$53.28	$.26		$5.24	$5.50
Year ended 10/31/2016	50.99	.59		2.07	2.66
Year ended 10/31/2015	58.89	.56		(5.25)	(4.69)
Year ended 10/31/2014	59.00	.83		.32	1.15
Year ended 10/31/2013	52.13	.74		6.93	7.67
Year ended 10/31/2012	49.36	.80		2.83	3.63
Class R-1:
Six months ended 4/30/2017[5,6]	51.78	—	[10]	5.15	5.15
Year ended 10/31/2016	49.63	.13		2.02	2.15
Year ended 10/31/2015	57.35	.06		(5.10)	(5.04)
Year ended 10/31/2014	57.51	.30		.31	.61
Year ended 10/31/2013	50.76	.24		6.78	7.02
Year ended 10/31/2012	47.98	.34		2.79	3.13
Class R-2:
Six months ended 4/30/2017[5,6]	51.79	.03		5.14	5.17
Year ended 10/31/2016	49.63	.15		2.01	2.16
Year ended 10/31/2015	57.33	.08		(5.10)	(5.02)
Year ended 10/31/2014	57.49	.29		.32	.61
Year ended 10/31/2013	50.80	.26		6.77	7.03
Year ended 10/31/2012	48.04	.34		2.79	3.13
Class R-2E:
Six months ended 4/30/2017[5,6]	53.25	.14		5.20	5.34
Year ended 10/31/2016	51.02	.43		1.99	2.42
Year ended 10/31/2015	59.26	.33		(5.27)	(4.94)
Period from 8/29/2014 to 10/31/2014[5,14]	61.11	.01		(1.86)	(1.85)
Class R-3:
Six months ended 4/30/2017[5,6]	52.87	.15		5.22	5.37
Year ended 10/31/2016	50.60	.39		2.05	2.44
Year ended 10/31/2015	58.44	.33		(5.20)	(4.87)
Year ended 10/31/2014	58.58	.57		.32	.89
Year ended 10/31/2013	51.76	.51		6.89	7.40
Year ended 10/31/2012	48.97	.58		2.82	3.40
Class R-4:
Six months ended 4/30/2017[5,6]	53.45	.24		5.25	5.49
Year ended 10/31/2016	51.15	.56		2.07	2.63
Year ended 10/31/2015	59.06	.51		(5.26)	(4.75)
Year ended 10/31/2014	59.19	.78		.31	1.09
Year ended 10/31/2013	52.29	.69		6.96	7.65
Year ended 10/31/2012	49.46	.76		2.85	3.61

38	New World Fund

Dividends and distributions							Ratio of		Ratio of
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)		expenses to average net assets before reimburse- ments		expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]

$(.57)	$—	$(.57)	$58.21	10.48%[7]	$49		.90%[8]		.90%[8]		.96%[8]
(.37)	—	(.37)	53.28	5.28	44		.93		.93		1.17
(.58)	(2.63)	(3.21)	50.99	(8.19)	44		.90		.90		1.03
(.65)	(.61)	(1.26)	58.89	1.99	49		.89		.89		1.41
(.80)	—	(.80)	59.00	14.87	44		.92		.92		1.34
(.86)	—	(.86)	52.13	7.59	34		.93		.93		1.62

(.09)	—	(.09)	56.84	9.96 [7]	29		1.84	[8]	1.84	[8]	.01	[8]
—	—	—	51.78	4.33	29		1.83		1.83		.26
(.05)	(2.63)	(2.68)	49.63	(9.02)	30		1.81		1.81		.12
(.16)	(.61)	(.77)	57.35	1.07	37		1.79		1.79		.52
(.27)	—	(.27)	57.51	13.89	36		1.79		1.79		.46
(.35)	—	(.35)	50.76	6.61	33		1.83		1.83		.70

(.13)	—	(.13)	56.83	10.02 [7]	320		1.75	[8]	1.75	[8]	.11	[8]
—	—	—	51.79	4.35	311		1.79		1.79		.31
(.05)	(2.63)	(2.68)	49.63	(8.98)	313		1.78		1.78		.15
(.16)	(.61)	(.77)	57.33	1.07	364		1.79		1.79		.51
(.34)	—	(.34)	57.49	13.90	370		1.78		1.78		.48
(.37)	—	(.37)	50.80	6.60	338		1.83		1.83		.71

(.49)	—	(.49)	58.10	10.17 [7]	15		1.46	[8]	1.46	[8]	.54	[8]
(.19)	—	(.19)	53.25	4.76	6		1.45		1.45		.84
(.67)	(2.63)	(3.30)	51.02	(8.59)[12]	—	[9]	1.36	[12]	1.36	[12]	.60	[12]
—	—	—	59.26	(3.04)[7,12]	—	[9]	.22	[7,12]	.22	[7,12]	.01	[7,12]

(.37)	—	(.37)	57.87	10.27 [7]	593		1.30	[8]	1.30	[8]	.57	[8]
(.17)	—	(.17)	52.87	4.84	513		1.34		1.34		.78
(.34)	(2.63)	(2.97)	50.60	(8.57)	466		1.33		1.33		.61
(.42)	(.61)	(1.03)	58.44	1.53	495		1.32		1.32		.97
(.58)	—	(.58)	58.58	14.41	472		1.34		1.34		.92
(.61)	—	(.61)	51.76	7.12	414		1.36		1.36		1.18

(.55)	—	(.55)	58.39	10.42 [7]	663		.99	[8]	.99	[8]	.88	[8]
(.33)	—	(.33)	53.45	5.18	523		1.01		1.01		1.10
(.53)	(2.63)	(3.16)	51.15	(8.27)	456		1.00		1.00		.93
(.61)	(.61)	(1.22)	59.06	1.87	471		1.00		1.00		1.31
(.75)	—	(.75)	59.19	14.79	369		1.01		1.01		1.26
(.78)	—	(.78)	52.29	7.50	292		1.01		1.01		1.53

See page 41 for footnotes.

New World Fund	39

Financial highlights (continued)

		Income (loss) from investment operations[1]
			Net gains
	Net asset	Net	(losses) on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class R-5E:
Six months ended 4/30/2017[5,6]	$53.51	$.32	$5.18	$5.50
Period from 11/20/2015 to 10/31/2016[5,15]	51.81	.59	1.64	2.23
Class R-5:
Six months ended 4/30/2017[5,6]	53.92	.32	5.30	5.62
Year ended 10/31/2016	51.61	.71	2.09	2.80
Year ended 10/31/2015	59.56	.68	(5.31)	(4.63)
Year ended 10/31/2014	59.66	.98	.30	1.28
Year ended 10/31/2013	52.68	.87	7.01	7.88
Year ended 10/31/2012	49.85	.91	2.86	3.77
Class R-6:
Six months ended 4/30/2017[5,6]	53.83	.33	5.28	5.61
Year ended 10/31/2016	51.52	.76	2.07	2.83
Year ended 10/31/2015	59.47	.70	(5.29)	(4.59)
Year ended 10/31/2014	59.58	.98	.32	1.30
Year ended 10/31/2013	52.61	.89	7.01	7.90
Year ended 10/31/2012	49.80	.94	2.84	3.78

	Six months ended
	April 30,	Year ended October 31
	2017[5,6,7]	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	22%	30%	41%	32%	36%	25%

See Notes to Financial Statements

40	New World Fund

Dividends and distributions								Ratio of		Ratio of
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]		Net assets, end of period (in millions)		expenses to average net assets before reimburse- ments		expenses to average net assets after reimburse- ments[4]		Ratio of net income (loss) to average net assets[2,4]

$(.71)	$—	$(.71)	$58.30	10.49%[7]		$1		.85%[8]		.85%[8]		1.20%[8]
(.53)	—	(.53)	53.51	4.37	[7]	—	[9]	.90	[8]	.89	[8]	1.24	[8]

(.66)	—	(.66)	58.88	10.61	[7]	354		.68	[8]	.68	[8]	1.19	[8]
(.49)	—	(.49)	53.92	5.49		298		.71		.71		1.40
(.69)	(2.63)	(3.32)	51.61	(8.00)		419		.70		.70		1.24
(.77)	(.61)	(1.38)	59.56	2.19		407		.69		.69		1.64
(.90)	—	(.90)	59.66	15.14		477		.70		.70		1.56
(.94)	—	(.94)	52.68	7.81		383		.72		.72		1.82

(.71)	—	(.71)	58.73	10.62	[7]	3,311		.64	[8]	.64	[8]	1.24	[8]
(.52)	—	(.52)	53.83	5.56		2,661		.65		.65		1.48
(.73)	(2.63)	(3.36)	51.52	(7.94)		1,810		.65		.65		1.29
(.80)	(.61)	(1.41)	59.47	2.22		1,640		.65		.65		1.64
(.93)	—	(.93)	59.58	15.19		1,043		.65		.65		1.60
(.97)	—	(.97)	52.61	7.87		630		.66		.66		1.89

[1]	Based on average shares outstanding.
[2]	For the years ended October 31, 2016 and October 31, 2014, this column reflects the impact of corporate action events that resulted in one-time increases to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.07 and .14 percentage points, respectively, for the year ended October 31, 2016, and $.19 and .31 percentage points, respectively, for the year ended October 31, 2014. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Unaudited.
[7]	Not annualized.
[8]	Annualized.
[9]	Amount less than $1 million.
[10]	Amount less than $.01.
[11]	Class T and 529-T shares began investment operations on April 7, 2017.
[12]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[13]	Class F-3 shares began investment operations on January 27, 2017.
[14]	Class R-2E shares began investment operations on August 29, 2014.
[15]	Class R-5E shares began investment operations on November 20, 2015.

New World Fund	41

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2016, through April 30, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

42	New World Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	11/1/2016	4/30/2017	during period[1]	expense ratio
Class A - actual return	$1,000.00	$1,104.10	$5.48	1.05%
Class A - assumed 5% return	1,000.00	1,019.59	5.26	1.05
Class B - actual return	1,000.00	1,100.38	9.32	1.79
Class B - assumed 5% return	1,000.00	1,015.92	8.95	1.79
Class C - actual return	1,000.00	1,099.59	9.68	1.86
Class C - assumed 5% return	1,000.00	1,015.57	9.30	1.86
Class T - actual return[2]	1,000.00	1,030.01	.54	.84
Class T - assumed 5% return[2]	1,000.00	1,020.63	4.21	.84
Class F-1 - actual return	1,000.00	1,104.10	5.32	1.02
Class F-1 - assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class F-2 - actual return	1,000.00	1,105.55	3.97	.76
Class F-2 - assumed 5% return	1,000.00	1,021.03	3.81	.76
Class F-3 - actual return[3]	1,000.00	1,078.96	1.70	.64
Class F-3 - assumed 5% return[3]	1,000.00	1,021.62	3.21	.64
Class 529-A - actual return	1,000.00	1,103.60	5.79	1.11
Class 529-A - assumed 5% return	1,000.00	1,019.29	5.56	1.11
Class 529-B - actual return	1,000.00	1,100.43	9.63	1.85
Class 529-B - assumed 5% return	1,000.00	1,015.62	9.25	1.85
Class 529-C - actual return	1,000.00	1,099.24	9.84	1.89
Class 529-C - assumed 5% return	1,000.00	1,015.42	9.44	1.89
Class 529-E - actual return	1,000.00	1,102.58	6.83	1.31
Class 529-E - assumed 5% return	1,000.00	1,018.30	6.56	1.31
Class 529-T - actual return[2]	1,000.00	1,030.01	.57	.89
Class 529-T - assumed 5% return[2]	1,000.00	1,020.38	4.46	.89
Class 529-F-1 - actual return	1,000.00	1,104.83	4.70	.90
Class 529-F-1 - assumed 5% return	1,000.00	1,020.33	4.51	.90
Class R-1 - actual return	1,000.00	1,099.63	9.58	1.84
Class R-1 - assumed 5% return	1,000.00	1,015.67	9.20	1.84
Class R-2 - actual return	1,000.00	1,100.17	9.11	1.75
Class R-2 - assumed 5% return	1,000.00	1,016.12	8.75	1.75
Class R-2E - actual return	1,000.00	1,101.69	7.61	1.46
Class R-2E - assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class R-3 - actual return	1,000.00	1,102.65	6.78	1.30
Class R-3 - assumed 5% return	1,000.00	1,018.35	6.51	1.30
Class R-4 - actual return	1,000.00	1,104.21	5.17	.99
Class R-4 - assumed 5% return	1,000.00	1,019.89	4.96	.99
Class R-5E - actual return	1,000.00	1,104.90	4.44	.85
Class R-5E - assumed 5% return	1,000.00	1,020.58	4.26	.85
Class R-5 - actual return	1,000.00	1,106.12	3.55	.68
Class R-5 - assumed 5% return	1,000.00	1,021.42	3.41	.68
Class R-6 - actual return	1,000.00	1,106.18	3.34	.64
Class R-6 - assumed 5% return	1,000.00	1,021.62	3.21	.64

New World Fund	43

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The “assumed 5% return” line is based on 181 days.
[3]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on January 27, 2017. The “assumed 5% return” line is based on 181 days.

44	New World Fund

Approval of Investment Advisory and Service Agreement

The New World Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2018. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

New World Fund	45

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing long-term capital appreciation. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Emerging Markets Funds Index, the Lipper Global Funds Index and the MSCI All Country World Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime period (since 6/17/1999) and 10 year period, and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Emerging Markets Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

46	New World Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

New World Fund	47

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

48	New World Fund

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New World Fund	49

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50	New World Fund

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New World Fund	51

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52	New World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2017, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio
April 30, 2017
unaudited
Common stocks 84.43% Information technology 18.04%	Shares	Value (000)
Alphabet Inc., Class C1	472,007	$427,620
Alphabet Inc., Class A1	111,114	102,727
Taiwan Semiconductor Manufacturing Co., Ltd.	69,244,500	446,391
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	46,298
Samsung Electronics Co., Ltd.	250,740	491,608
Tencent Holdings Ltd.	13,133,857	410,984
Alibaba Group Holding Ltd. (ADR)[1]	2,794,100	322,719
Facebook, Inc., Class A1	2,068,400	310,777
Broadcom Ltd.	1,385,396	305,909
AAC Technologies Holdings Inc.	18,419,471	270,431
Murata Manufacturing Co., Ltd.	1,524,600	204,397
Keyence Corp.	459,600	184,706
MasterCard Inc., Class A	1,347,000	156,683
Baidu, Inc., Class A (ADR)[1]	836,460	150,755
Microsoft Corp.	2,190,000	149,927
Visa Inc., Class A	1,113,000	101,528
Largan Precision Co., Ltd.	582,773	96,868
ASML Holding NV	715,968	94,641
Samsung SDI Co., Ltd.	578,000	69,844
Trimble Inc.[1]	1,459,200	51,700
Syntel, Inc.	2,905,727	51,170
Oracle Corp.	1,102,600	49,573
Topcon Corp.	2,649,000	46,742
Yandex NV, Class A1	1,618,050	44,108
Skyworks Solutions, Inc.	438,000	43,686
Globant SA1	1,025,000	38,837
LG Display Co., Ltd.	1,480,000	38,239
ASM Pacific Technology Ltd.	2,500,000	37,219
Apple Inc.	256,000	36,774
Intel Corp.	1,007,600	36,425
Accenture PLC, Class A	290,000	35,177
TravelSky Technology Ltd., Class H	12,800,000	33,735
MercadoLibre, Inc.	130,200	29,804
Tech Mahindra Ltd.	4,080,528	26,448
Infineon Technologies AG	1,093,845	22,639
Lumentum Holdings Inc.[1]	529,000	22,615
Western Union Co.	1,020,000	20,257
Acacia Communications, Inc.[1]	391,000	17,923
Halma PLC	944,100	12,876
Hexagon AB, Class B	268,000	11,670
EPAM Systems, Inc.[1]	140,200	10,795
		5,063,225
Financials 13.22%
HDFC Bank Ltd.[2]	16,452,825	402,006
HDFC Bank Ltd. (ADR)	385,000	30,650
AIA Group Ltd.	59,941,800	414,981
New World Fund — Page 1 of 14

unaudited
Common stocks Financials (continued)	Shares	Value (000)
Kotak Mahindra Bank Ltd.	17,273,219	$242,182
Prudential PLC	9,429,055	209,567
Grupo Financiero Galicia SA, Class B (ADR)	5,290,169	206,687
YES Bank Ltd.	7,480,000	189,558
Itaú Unibanco Holding SA, preferred nominative	11,527,696	142,587
ICICI Bank Ltd.	31,390,512	135,897
ICICI Bank Ltd. (ADR)	401,800	3,443
Capitec Bank Holdings Ltd.	2,380,757	135,847
UniCredit SpA[1]	8,172,994	133,008
Housing Development Finance Corp. Ltd.	4,946,450	118,194
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	19,158,600	114,745
Grupo Financiero Banorte, SAB de CV, Series O	17,568,000	101,674
Bank of the Philippine Islands	46,231,443	96,969
Haci Ömer Sabanci Holding AS	31,835,003	94,825
Sberbank of Russia	7,173,500	85,293
Banco Bilbao Vizcaya Argentaria, SA	10,215,000	81,774
Banco Bradesco SA, preferred nominative	7,764,293	81,727
Indiabulls Housing Finance Ltd.	4,407,910	69,682
Türkiye Garanti Bankasi AS	25,050,582	67,635
Bajaj Finance Ltd.	3,025,000	60,011
Shriram Transport Finance Co. Ltd.	3,220,977	52,005
KASIKORNBANK PCL	9,311,000	49,799
Bank Central Asia Tbk PT	28,160,000	37,500
Eurobank Ergasias SA1	46,524,169	37,401
Metropolitan Bank & Trust Co.	21,310,000	36,039
Société Générale	633,900	34,670
Bank Rakyat Indonesia (Persero) Tbk PT	30,000,000	29,034
Moody’s Corp.	237,100	28,054
China Pacific Insurance (Group) Co., Ltd., Class H	7,260,000	26,834
Credicorp Ltd.	162,800	25,016
Akbank TAS	9,300,000	24,900
EXOR NV	375,000	21,057
Chubb Ltd.	149,000	20,450
Bangkok Bank PCL, nonvoting depository receipt	3,665,000	19,019
GT Capital Holdings, Inc.	684,000	17,249
Bharat Financial Inclusion Ltd.[1]	1,172,375	14,646
Barclays Africa Group Ltd.	940,500	10,345
Siam Commercial Bank Public Co. Ltd., foreign registered	2,121,573	9,568
		3,712,528
Consumer discretionary 12.41%
Naspers Ltd., Class N	1,544,587	293,407
Ctrip.com International, Ltd. (ADR)[1]	4,005,000	202,293
Domino’s Pizza, Inc.	1,021,000	185,199
Priceline Group Inc.[1]	92,596	171,008
Matahari Department Store Tbk PT	145,044,700	158,876
Kroton Educacional SA, ordinary nominative	33,060,800	155,719
Hyundai Motor Co.	1,088,499	137,748
Ryohin Keikaku Co., Ltd.	497,000	112,084
Galaxy Entertainment Group Ltd.	18,572,000	103,385
Jumbo SA	5,843,000	92,226
Chow Sang Sang Holdings International Ltd.	31,831,300	81,437
MakeMyTrip Ltd., non-registered shares[1]	2,110,000	81,024
Hermès International	162,000	77,504
Lojas Renner SA, ordinary nominative	8,253,000	76,912
New World Fund — Page 2 of 14

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Kering SA	231,870	$71,871
Toyota Motor Corp.	1,286,400	69,643
Industria de Diseño Textil, SA	1,770,000	67,887
Sony Corp.	1,950,000	65,755
Samsonite International SA	17,000,300	65,677
L’Occitane International SA	30,440,250	63,789
Altice NV, Class A1	1,844,358	45,817
Altice NV, Class B1	712,002	17,706
Zhongsheng Group Holdings Ltd.	43,950,500	62,041
LVMH Moët Hennessy-Louis Vuitton SE	250,000	61,682
Christian Dior SE	207,890	57,055
Wynn Macau, Ltd.[1]	25,828,600	56,782
Techtronic Industries Co. Ltd.	12,069,000	51,824
NIKE, Inc., Class B	918,100	50,872
Estácio Participações SA, ordinary nominative	8,975,000	50,417
Hyundai Mobis Co., Ltd.	257,700	50,276
Gree Electric Appliances, Inc. of Zhuhai., Class A	9,909,932	47,413
Melco Resorts & Entertainment Ltd. (ADR)	2,152,000	47,236
Starbucks Corp.	720,000	43,243
Sands China Ltd.	8,760,000	39,755
Renault SA	391,500	36,509
Yum China Holdings, Inc.[1]	950,700	32,438
Intercontinental Hotels Group PLC	595,895	31,613
PT Surya Citra Media Tbk	146,400,000	31,413
Maruti Suzuki India Ltd.	308,000	31,240
Wynn Resorts, Ltd.	240,000	29,522
Li & Fung Ltd.	67,400,000	28,248
Inchcape PLC	2,341,650	25,916
The Swatch Group AG	300,000	23,276
The Swatch Group AG, non-registered shares	5,500	2,202
Mr Price Group Ltd.	2,121,121	24,935
Marriott International, Inc., Class A	258,000	24,360
Suzuki Motor Corp.	510,000	21,283
Peugeot SA1	906,748	18,999
Midea Group Co., Ltd., Class A	3,851,686	18,797
MGM Resorts International	600,000	18,426
Motherson Sumi Systems Ltd.[1]	2,790,000	17,402
Global Brands Group Holding Ltd.[1]	139,392,000	16,487
Twenty-First Century Fox, Inc., Class A	496,100	15,151
HUGO BOSS AG	192,528	14,645
Steinhoff International Holdings NV	1,250,000	6,370
Golden Eagle Retail Group Ltd.	318,000	484
		3,485,279
Consumer staples 8.56%
British American Tobacco PLC	4,712,200	318,284
Nestlé SA	2,831,217	218,103
JBS SA, ordinary nominative	63,640,800	205,917
Pernod Ricard SA	1,173,700	146,837
Raia Drogasil SA, ordinary nominative	5,492,500	116,718
Thai Beverage PCL	159,648,400	105,697
Godrej Consumer Products Ltd.	2,985,000	80,868
AMOREPACIFIC Corp.	288,291	73,979
Lion Corp.	4,095,500	73,919
Associated British Foods PLC	1,957,500	71,243
New World Fund — Page 3 of 14

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
GRUMA, SAB de CV, Series B	5,191,804	$69,328
Henkel AG & Co. KGaA, nonvoting preferred	428,700	58,373
Britannia Industries Ltd.	1,020,000	57,470
Coca-Cola Co.	1,313,000	56,656
Lenta Ltd. (GDR)[1]	6,208,069	39,545
Lenta Ltd. (GDR)[1,3]	2,509,400	15,985
Magnit PJSC (GDR)	966,200	33,769
Magnit PJSC	82,500	12,718
PepsiCo, Inc.	410,000	46,445
Philip Morris International Inc.	350,000	38,794
Emperador Inc.	267,120,000	34,162
Unilever NV, depository receipts	650,000	34,089
Shoprite Holdings Ltd.	2,164,259	33,977
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	33,810
ITC Ltd.	7,612,500	32,897
China Mengniu Dairy Co.	16,231,094	31,426
Foshan Haitian Flavouring and Food Co. Ltd., Class A	5,799,993	30,979
Carlsberg A/S, Class B	287,500	28,694
Herbalife Ltd.[1]	439,000	27,771
Grupo Nutresa SA	3,341,557	27,737
Nestlé India Ltd.	252,989	26,340
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	25,612
Uni-Charm Corp.	905,500	22,001
Fomento Económico Mexicano, SAB de CV	2,377,000	21,391
CP ALL PCL	11,533,000	20,339
Coty Inc., Class A	1,107,239	19,764
Coca-Cola Icecek AS, Class C	1,856,792	18,882
Ambev SA	3,250,000	18,697
Dabur India Ltd.	3,750,000	16,716
Kao Corp.	278,000	15,332
Coca-Cola HBC AG (CDI)	510,900	14,174
Ajinomoto Co., Inc.	697,000	13,562
Procter & Gamble Co.	149,770	13,079
		2,402,079
Health care 7.13%
Hypermarcas SA, ordinary nominative	30,091,900	284,987
Grifols, SA, Class B, preferred nonvoting, non-registered shares	8,537,966	182,241
Grifols, SA, Class B (ADR)	2,768,430	60,103
Hikma Pharmaceuticals PLC	7,048,800	176,841
CSL Ltd.	1,509,300	149,803
China Biologic Products, Inc.[1]	1,229,477	145,078
Novartis AG	1,625,400	125,050
Teva Pharmaceutical Industries Ltd. (ADR)	3,408,500	107,640
Thermo Fisher Scientific Inc.	609,100	100,703
Novo Nordisk A/S, Class B	2,354,500	91,618
BioMarin Pharmaceutical Inc.[1]	922,029	88,367
AstraZeneca PLC	968,300	58,161
Waters Corp.[1]	330,000	56,064
Genomma Lab Internacional, SAB de CV, Series B1	41,949,334	52,923
Sysmex Corp.	787,000	47,866
bioMérieux SA	214,000	42,787
PerkinElmer, Inc.	689,500	40,963
Takeda Pharmaceutical Co. Ltd.	822,000	39,391
Illumina, Inc.[1]	144,500	26,712
New World Fund — Page 4 of 14

unaudited
Common stocks Health care (continued)	Shares	Value (000)
Straumann Holding AG	48,900	$25,802
GlaxoSmithKline PLC	1,170,000	23,488
Lupin Ltd.	1,005,119	20,911
Asahi Intecc Co., Ltd.	468,000	20,781
Essilor International	98,266	12,733
Alexion Pharmaceuticals, Inc.[1]	84,000	10,734
Krka, dd, Novo mesto	147,420	8,399
		2,000,146
Materials 6.61%
Vale SA, Class A, preferred nominative (ADR)	13,376,800	109,823
Vale SA, Class A, preferred nominative	12,674,300	104,859
ArcelorMittal SA1	22,420,226	176,891
Grasim Industries Ltd.	7,950,735	142,756
Randgold Resources Ltd.	1,482,342	130,651
Chr. Hansen Holding A/S	1,755,700	118,328
HeidelbergCement AG	1,063,500	98,470
LafargeHolcim Ltd.	1,524,790	86,430
Nitto Denko Corp.	915,000	68,858
Pidilite Industries Ltd.	5,948,000	66,553
Akzo Nobel NV	633,000	55,355
BASF SE	543,047	52,919
Sirius Minerals PLC[1]	150,258,080	49,140
Evonik Industries AG	1,468,000	49,020
Johnson Matthey PLC	1,207,111	46,575
Wacker Chemie AG	399,952	42,334
Arkema SA	364,500	38,597
BHP Billiton PLC	2,478,000	37,712
Glencore PLC	9,040,000	35,553
International Flavors & Fragrances Inc.	240,000	33,262
Klabin SA, units	6,509,600	32,404
First Quantum Minerals Ltd.	3,000,000	28,593
Celanese Corp., Series A	321,000	27,940
Dow Chemical Co.	425,000	26,690
Praxair, Inc.	213,200	26,646
Koninklijke DSM NV	342,800	24,522
Fortescue Metals Group Ltd.	6,130,000	24,374
Teck Resources Ltd., Class B	944,000	19,585
Air Products and Chemicals, Inc.	139,000	19,530
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	1,842,020	16,984
ACC Ltd.	647,500	16,372
Croda International PLC	304,138	14,827
UltraTech Cement Ltd.	187,045	12,354
Air Liquide SA2	90,000	10,843
Air Liquide SA, bonus shares[2]	11,250	1,355
Nampak Ltd.[1]	6,930,000	9,282
		1,856,387
Industrials 6.24%
Airbus SE, non-registered shares	3,406,837	275,473
International Container Terminal Services, Inc.[4]	107,622,000	191,701
Shanghai International Airport Co., Ltd., Class A	30,512,278	151,513
ASSA ABLOY AB, Class B	5,061,887	109,670
Eicher Motors Ltd.[1]	266,400	107,951
Komatsu Ltd.	2,886,900	76,967
New World Fund — Page 5 of 14

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
Jardine Matheson Holdings Ltd.	1,181,400	$76,236
Boeing Co.	399,000	73,747
Cummins Inc.	414,400	62,549
Grupo Aeroportuario del Sureste, SA de CV, Series B	3,241,900	61,517
Havells India Ltd.	7,940,000	59,726
Intertek Group PLC	1,000,000	52,663
Alliance Global Group, Inc.	167,000,000	49,467
SMC Corp.	162,600	45,786
Edenred SA	1,747,100	44,733
Johnson Controls International PLC	895,700	37,234
Industries Qatar QSC	1,257,816	36,028
Experian PLC	1,520,000	32,661
DP World Ltd.	1,320,000	26,981
Gamesa Corporación Technológica, SA, non-registered shares	1,210,000	26,144
CCR SA, ordinary nominative	3,900,000	21,748
Safran SA	259,000	21,447
BAE Systems PLC	2,530,000	20,546
Grupo Aeroportuario del Pacífico SAB de CV	1,966,200	20,220
Deutsche Post AG	535,000	19,232
Airports of Thailand PCL	14,886,300	17,322
Rolls-Royce Holdings PLC[1]	1,357,000	14,271
Rolls-Royce Holdings PLC, Class C, preference shares[1,2]	96,347,000	125
Caterpillar Inc.	85,400	8,733
Embraer SA, ordinary nominative (ADR)	436,000	8,371
Bakrie & Brothers Tbk PT1,2	1,332,820,100	2,100
		1,752,862
Energy 4.74%
Reliance Industries Ltd.[1]	16,934,900	367,287
Kosmos Energy Ltd.[1,4]	23,520,141	141,356
Royal Dutch Shell PLC, Class B	3,004,765	79,879
Royal Dutch Shell PLC, Class A	1,210,154	31,387
Noble Energy, Inc.	3,428,100	110,830
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)[1]	5,950,000	51,944
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[1]	3,775,476	34,017
United Tractors Tbk PT	36,550,000	73,764
Indus Gas Ltd.[1,4]	10,429,272	55,383
Oil Search Ltd.	9,947,300	53,778
Ophir Energy PLC[1,4]	45,823,577	51,042
CNOOC Ltd.	35,353,600	41,224
Hess Corp.	771,000	37,648
TechnipFMC PLC[1]	1,082,342	32,540
Schlumberger Ltd.	402,800	29,239
Exxon Mobil Corp.	346,000	28,251
TOTAL SA	545,659	28,037
Gulf Keystone Petroleum Ltd.[1,4]	14,423,263	20,782
Gulf Keystone Petroleum Ltd.[1,3,4]	142,871	206
Tullow Oil PLC[1]	7,366,775	20,028
YPF SA, Class D (ADR)	674,000	17,409
Halliburton Co.	339,100	15,558
African Petroleum Corp. Ltd.[1]	4,660,281	5,401
Weatherford International PLC[1]	525,000	3,029
		1,330,019
New World Fund — Page 6 of 14

unaudited
Common stocks Utilities 3.39%	Shares	Value (000)
China Resources Gas Group Ltd.	52,519,800	$177,241
Infraestructura Energética Nova, SAB de CV	35,344,824	165,109
ENN Energy Holdings Ltd.	30,150,000	163,573
Power Grid Corp. of India Ltd.	46,170,350	149,284
China Gas Holdings Ltd.	64,450,900	101,089
Pampa Energía SA (ADR)[1]	1,531,000	83,501
Equatorial Energia SA, ordinary nominative	2,290,800	41,492
Enel Chile SA	207,300,000	22,873
Energy World Corp. Ltd.[1]	65,129,000	18,288
Guangdong Investment Ltd.	10,900,000	16,872
ENGIE Brasil Energia SA	1,254,300	13,436
		952,758
Telecommunication services 2.29%
SoftBank Group Corp.	2,586,265	195,858
MTN Group Ltd.	19,226,250	181,994
Reliance Communications Ltd.[1]	110,186,078	58,921
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B	171,370,600	56,185
América Móvil, SAB de CV, Series L (ADR)	1,795,000	27,625
Bharti Airtel Ltd.	4,350,000	24,039
Singapore Telecommunications Ltd.	8,141,000	21,793
Idea Cellular Ltd.	15,270,000	20,402
China Mobile Ltd.	1,888,500	20,139
Vodafone Group PLC (ADR)	473,900	12,411
Intouch Holdings PCL	7,400,000	11,446
Globe Telecom, Inc.	255,000	10,605
Telesites, SAB de CV, Series B1, restricted-voting shares[1]	1,795,000	1,125
		642,543
Real estate 0.85%
Ayala Land, Inc.	117,443,200	82,973
Ayala Land, Inc., preference shares[1,2]	30,910,900	56
American Tower Corp. REIT	443,100	55,804
SM Prime Holdings, Inc.[1]	86,276,900	51,457
Fibra Uno Administración, SA de CV REIT	20,255,760	35,378
BR MALLS Participações SA, ordinary nominative[1]	2,911,257	12,887
		238,555
Miscellaneous 0.95%
Other common stocks in initial period of acquisition		267,365
Total common stocks (cost: $17,816,746,000)		23,703,746
Rights & warrants 0.39% Consumer staples 0.29%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[2,3]	15,100,000	80,650
Health care 0.08%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2019[2,3]	4,488,000	21,388
New World Fund — Page 7 of 14

unaudited
Rights & warrants Consumer discretionary 0.02%	Shares	Value (000)
Gree Electric Appliances, Inc. of Zhuhai., Class A, warrants, expire 2018[2,3]	1,337,600	$6,400
Total rights & warrants (cost: $108,663,000)		108,438
Bonds, notes & other debt instruments 5.82% Bonds & notes of governments & government agencies outside the U.S. 4.60%	Principal amount (000)
Argentine Republic 8.75% 2017	$3,750	3,773
Argentine Republic 21.20% 2018	ARS17,475	1,169
Argentine Republic 22.75% 2018	75,920	5,043
Argentine Republic 2.50% 2021[5]	56,318	3,731
Argentine Republic 6.875% 2021	$6,575	7,209
Argentine Republic 18.20% 2021	ARS76,800	5,434
Argentine Republic 7.50% 2026	$42,225	46,363
Argentine Republic 15.50% 2026	ARS279,950	20,143
Argentine Republic 8.28% 2033[6,7]	$10,333	11,599
Argentine Republic 0% 2035	55,100	5,397
Argentine Republic 7.125% 2036	10,850	11,007
Argentine Republic 7.625% 2046	13,010	13,882
Brazil (Federative Republic of) 0% 2019	BRL50,700	13,778
Brazil (Federative Republic of) 10.00% 2023	16,000	5,017
Brazil (Federative Republic of) 4.25% 2025	$2,505	2,502
Brazil (Federative Republic of) 10.00% 2025	BRL142,000	44,220
Brazil (Federative Republic of) 10.00% 2027	42,000	13,016
Brazil (Federative Republic of) 5.625% 2047	$14,470	14,398
Buenos Aires (City of) 8.95% 2021[6]	13,290	15,087
Buenos Aires (City of) 8.95% 2021[3,6]	3,000	3,406
Colombia (Republic of) 4.375% 2021	4,000	4,258
Colombia (Republic of) 4.50% 2026	13,020	13,915
Colombia (Republic of) 9.85% 2027	COP5,915,000	2,651
Colombia (Republic of) 7.375% 2037	$3,250	4,196
Colombia (Republic of), Series B, 10.00% 2024	COP17,439,800	7,269
Colombia (Republic of), Series B, 6.00% 2028	40,559,600	13,347
Croatia (Republic of) 6.625% 2020	$8,000	8,819
Croatia (Republic of) 5.50% 2023[3]	5,415	5,887
Dominican Republic 7.50% 2021[6]	11,450	12,738
Dominican Republic 5.50% 2025[3]	12,700	13,223
Dominican Republic 8.625% 2027[3,6]	4,950	5,941
Dominican Republic 7.45% 2044[3]	18,050	20,554
Dominican Republic 7.45% 2044	5,700	6,491
Dominican Republic 6.85% 2045[3]	2,000	2,138
Egypt (Arab Republic of) 5.75% 2020[3]	2,000	2,084
Egypt (Arab Republic of) 5.875% 2025[3]	3,500	3,465
Egypt (Arab Republic of) 7.50% 2027[3]	6,800	7,348
Egypt (Arab Republic of) 8.50% 2047	10,000	10,917
Egypt (Arab Republic of) 8.50% 2047[3]	4,660	5,088
Ghana (Republic of) 7.875% 2023	21,295	21,167
Greece (Hellenic Republic of) 3.00% 2023[8]	€390	368
Greece (Hellenic Republic of) 3.00% 2024[8]	390	362
Greece (Hellenic Republic of) 3.00% 2025[8]	390	356
Greece (Hellenic Republic of) 3.00% 2026[8]	390	353
Greece (Hellenic Republic of) 3.00% 2027[8]	390	350
Greece (Hellenic Republic of) 3.00% 2028[8]	390	338
Greece (Hellenic Republic of) 3.00% 2029[8]	390	328
Greece (Hellenic Republic of) 3.00% 2030[8]	390	323
New World Fund — Page 8 of 14

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Greece (Hellenic Republic of) 3.00% 2031[8]	€390	$318
Greece (Hellenic Republic of) 3.00% 2032[8]	390	313
Greece (Hellenic Republic of) 3.00% 2033[8]	390	310
Greece (Hellenic Republic of) 3.00% 2034[8]	390	305
Greece (Hellenic Republic of) 3.00% 2035[8]	390	302
Greece (Hellenic Republic of) 3.00% 2036[8]	390	299
Greece (Hellenic Republic of) 3.00% 2037[8]	390	297
Greece (Hellenic Republic of) 3.00% 2038[8]	390	296
Greece (Hellenic Republic of) 3.00% 2039[8]	390	296
Greece (Hellenic Republic of) 3.00% 2040[8]	390	295
Greece (Hellenic Republic of) 3.00% 2041[8]	390	295
Greece (Hellenic Republic of) 3.00% 2042[8]	390	296
Hungary 4.00% 2019	$9,460	9,827
Hungary 5.375% 2023	3,100	3,444
Hungary 5.75% 2023	10,000	11,396
Hungary 7.625% 2041	1,350	2,000
India (Republic of) 7.80% 2021	INR1,511,700	24,213
India (Republic of) 8.83% 2023	1,034,600	17,494
India (Republic of) 8.40% 2024	479,300	7,948
India (Republic of) 7.59% 2029	695,780	11,028
India (Republic of) 7.61% 2030	1,808,110	29,000
India (Republic of) 7.88% 2030	250,000	4,045
Indonesia (Republic of) 4.875% 2021	$19,165	20,637
Indonesia (Republic of) 3.75% 2022	30,235	31,095
Indonesia (Republic of) 4.35% 2024[3]	7,000	7,306
Indonesia (Republic of) 5.875% 2024[3]	6,500	7,424
Indonesia (Republic of) 4.75% 2026[3]	15,600	16,751
Indonesia (Republic of) 5.25% 2042	2,950	3,187
Jordan (Hashemite Kingdom of) 6.125% 2026[3]	5,130	5,256
Jordan (Hashemite Kingdom of) 5.75% 2027[3]	6,335	6,271
Kazakhstan (Republic of) 5.125% 2025[3]	3,850	4,211
Kazakhstan (Republic of) 6.50% 2045[3]	7,865	9,379
Kenya (Rebulic of) 5.875% 2019[3]	2,605	2,699
Kenya (Republic of) 6.875% 2024	15,875	16,127
Kenya (Republic of) 6.875% 2024[3]	5,175	5,257
Kuwait (Rep of) 2.75% 2022[3]	4,500	4,546
Morocco (Kingdom of) 4.25% 2022	10,425	10,869
Morocco (Kingdom of) 4.25% 2022[3]	2,200	2,294
Morocco (Kingdom of) 5.50% 2042	19,250	20,949
Nigeria (Federal Republic of) 5.125% 2018[3]	2,215	2,253
Nigeria (Federal Republic of) 6.75% 2021[3]	875	931
Nigeria (Federal Republic of) 6.375% 2023	5,625	5,816
Nigeria (Federal Republic of) 6.375% 2023[3]	1,095	1,132
Pakistan (Islamic Republic of) 7.25% 2019[3]	10,400	11,024
Pakistan (Islamic Republic of) 7.25% 2019	3,000	3,180
Pakistan (Islamic Republic of) 5.50% 2021[3]	20,595	21,339
Pakistan (Islamic Republic of) 8.25% 2024	6,555	7,321
Pakistan (Islamic Republic of) 8.25% 2024[3]	6,500	7,260
Pakistan (Islamic Republic of) 8.25% 2025[3]	9,222	10,400
Paraguay (Republic of) 5.00% 2026[3]	4,475	4,710
Paraguay (Republic of) 4.70% 2027[3]	6,475	6,614
Peru (Republic of) 2.75% 2026	€8,255	9,971
Peru (Republic of) 6.55% 2037[6]	$2,517	3,310
Peru (Republic of) 5.625% 2050	1,240	1,507
Philippines (Republic of the) 6.25% 2036	PHP330,000	7,372
New World Fund — Page 9 of 14

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Poland (Republic of), Series 0922, 5.75% 2022	PLN53,500	$15,731
Russian Federation 7.50% 2021	RUB592,800	10,382
Russian Federation 7.00% 2023	469,000	8,065
Russian Federation 8.15% 2027	5,673,000	104,704
Saudi Arabia (Kingdom of) 2.375% 2021[3]	$1,700	1,672
Saudi Arabia (Kingdom of) 2.894% 2022[3]	10,500	10,503
Saudi Arabia (Kingdom of) 3.25% 2026[3]	6,915	6,761
Slovenia (Republic of) 4.75% 2018[3]	10,000	10,337
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR65,000	5,434
South Africa (Republic of), Series R-214, 6.50% 2041	163,250	8,727
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019	$4,500	4,673
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	1,900	1,969
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	2,000	2,075
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	1,510	1,543
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	530	559
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	9,460	9,958
Turkey (Republic of) 5.625% 2021	12,500	13,270
Turkey (Republic of) 9.20% 2021	TRY34,980	9,385
Turkey (Republic of) 2.467% 2024[5]	9,291	3,085
Turkey (Republic of) 9.00% 2024	33,310	8,850
Turkey (Republic of) 8.00% 2025	37,000	9,229
Turkey (Republic of) 4.875% 2026	$26,740	26,535
Turkey (Republic of) 6.00% 2027	6,000	6,431
Turkey (Republic of) 6.00% 2041	20,795	21,607
Turkey (Republic of) 4.875% 2043	3,100	2,810
United Mexican States 2.00% 2022[5]	MXN28,734	1,439
United Mexican States 4.00% 2023	$26,150	27,227
United Mexican States 3.60% 2025	9,000	9,077
United Mexican States 4.125% 2026	11,200	11,603
United Mexican States 4.15% 2027	6,800	7,000
United Mexican States 4.00% 2040[5]	MXN31,033	1,721
United Mexican States 6.05% 2040	$778	906
United Mexican States 4.60% 2046	9,850	9,591
United Mexican States 4.35% 2047	11,210	10,453
United Mexican States 5.75% 2110	3,240	3,321
United Mexican States, Series M, 6.50% 2021	MXN99,500	5,187
United Mexican States, Series M20, 10.00% 2024	74,500	4,623
United Mexican States, Series M, 5.75% 2026	966,800	46,701
Zambia (Republic of) 8.97% 2027[3,6]	$24,055	25,756
		1,291,763
Corporate bonds & notes 1.12% Energy 0.66%
Ecopetrol SA 5.875% 2045	3,460	3,192
Gazprom OJSC 9.25% 2019	9,975	11,205
Gazprom OJSC 6.51% 2022[3]	5,410	6,033
Gazprom OJSC, Series 9, 6.51% 2022	17,200	19,179
Genel Energy Finance 3 Ltd. 7.50% 2019[3]	9,600	8,484
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[3,6]	286	174
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	4,800	5,016
Petrobras Global Finance Co. 8.375% 2021	6,000	6,801
Petrobras Global Finance Co. 6.125% 2022	1,355	1,423
Petrobras Global Finance Co. 4.375% 2023	3,015	2,895
Petrobras Global Finance Co. 6.25% 2024	885	919
Petrobras Global Finance Co. 8.75% 2026	10,000	11,685
New World Fund — Page 10 of 14

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Petrobras Global Finance Co. 6.85% 2115	$12,840	$11,498
Petróleos Mexicanos 6.375% 2021	6,320	6,897
Petróleos Mexicanos 3.50% 2023	3,975	3,804
Petróleos Mexicanos 4.875% 2024	2,850	2,890
Petróleos Mexicanos 6.875% 2026	11,490	12,869
Petróleos Mexicanos 7.47% 2026	MXN346,250	16,140
Petróleos Mexicanos 6.50% 2041	$4,400	4,429
Petróleos Mexicanos 5.50% 2044	4,332	3,823
Petróleos Mexicanos 6.75% 2047	12,311	12,587
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[3,6]	620	612
YPF SA 8.50% 2025[3]	8,385	9,506
YPF Sociedad Anónima 8.75% 2024[6]	10,000	11,570
Zhaikmunai LP 7.125% 2019[3]	11,000	10,807
		184,438
Financials 0.10%
BBVA Bancomer SA 6.50% 2021[3]	3,275	3,594
HSBK (Europe) BV 7.25% 2021[3]	11,150	12,221
SB Capital SA 5.25% 2023[3]	5,000	5,181
VEB Finance Ltd. 6.902% 2020	5,300	5,828
		26,824
Utilities 0.08%
Eskom Holdings Ltd. 5.75% 2021[3]	7,900	7,958
State Grid Overseas Investment Ltd. 3.50% 2027[3]	16,025	16,020
		23,978
Materials 0.08%
Vale Overseas Ltd. 6.25% 2026	9,580	10,493
Vale Overseas Ltd. 6.875% 2036	2,250	2,450
Vale Overseas Ltd. 6.875% 2039	9,725	10,515
Vale SA 5.625% 2042	250	239
		23,697
Industrials 0.07%
Brunswick Rail Finance Ltd. 6.50% 2017	10,455	8,077
Brunswick Rail Finance Ltd. 6.50% 2017[3]	9,345	7,219
Lima Metro Line Finance Ltd. 5.875% 2034[3,6]	3,035	3,258
		18,554
Telecommunication services 0.05%
Digicel Group Ltd. 8.25% 2020[3]	6,500	5,980
Digicel Group Ltd. 6.00% 2021[3]	6,285	6,002
Digicel Group Ltd. 7.125% 2022[3]	4,075	3,424
		15,406
Consumer discretionary 0.03%
Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,227
Myriad International Holdings 6.00% 2020	$6,575	7,125
		8,352
Other mortgage-backed securities 0.03%
Export Credit Bank of Turkey 5.375% 2021[3]	7,255	7,478
New World Fund — Page 11 of 14

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples 0.02%	Principal amount (000)	Value (000)
Brasil Foods SA 4.75% 2024[3]	$5,600	$5,566
Total corporate bonds & notes		314,293
U.S. Treasury bonds & notes 0.10% U.S. Treasury 0.10%
U.S. Treasury 0.875% 2017[9]	28,925	28,910
Total U.S. Treasury bonds & notes		28,910
Total bonds, notes & other debt instruments (cost: $1,540,825,000)		1,634,966
Short-term securities 9.30%
American Honda Finance Corp. 0.95%–1.00% due 6/19/2017–7/12/2017	95,000	94,853
Apple Inc. 0.75% due 5/16/2017[3]	50,000	49,981
Bank of Montreal 0.94% due 5/22/2017	25,000	24,983
BASF SE 0.97% due 6/26/2017[3]	50,000	49,925
Coca-Cola Co. 0.86% due 6/19/2017[3]	30,000	29,964
CPPIB Capital Inc. 0.85% due 5/17/2017[3]	70,000	69,970
Export Development Canada 0.96%–1.00% due 7/17/2017–8/1/2017	80,000	79,809
Fairway Finance Corp. 1.11% due 6/13/2017[3]	50,000	49,935
Federal Home Loan Bank 0.55%–0.85% due 5/23/2017–7/28/2017	550,650	549,966
General Electric Co. 0.82% due 5/1/2017	24,200	24,198
Hydro-Québec 0.85%–0.88% due 5/4/2017–6/1/2017[3]	85,000	84,972
Kells Funding, LLC 1.09% due 5/12/2017[3]	50,000	49,983
Liberty Street Funding Corp. 1.00%–1.13% due 5/9/2017–6/5/2017[3]	65,000	64,943
L’Oréal USA, Inc. 0.87% due 6/12/2017[3]	25,000	24,973
Microsoft Corp. 0.86% due 6/21/2017[3]	50,000	49,936
Mizuho Bank, Ltd. 1.05%–1.07% due 5/23/2017–6/2/2017[3]	150,000	149,880
Nestlé Finance International Ltd. 0.86% due 6/14/2017	25,000	24,973
Nordea Bank AB 0.99% due 5/2/2017[3]	50,000	49,995
Old Line Funding, LLC 1.04%–1.12% due 6/20/2017–7/6/2017[3]	47,000	46,913
Province of Ontario 0.82% due 5/8/2017	50,000	49,989
Siemens Capital Co. LLC 1.00% due 6/22/2017[3]	30,000	29,960
Sumitomo Mitsui Banking Corp. 0.99%–1.15% due 6/14/2017–8/1/2017[3]	356,400	355,522
Svenska Handelsbanken Inc. 0.92%–0.99% due 5/16/2017–6/5/2017[3]	70,400	70,342
Toronto-Dominion Holdings USA Inc. 1.14%–1.20% due 6/23/2017–7/5/2017[3]	75,000	74,875
Total Capital Canada Ltd. 0.92% due 5/17/2017[3]	50,000	49,977
Toyota Motor Credit Corp. 1.00% due 5/15/2017	50,000	49,980
U.S. Treasury Bills 0.71%–0.80% due 6/1/2017–7/6/2017	150,000	149,832
Victory Receivables Corp. 1.03%–1.05% due 5/11/2017–6/13/2017[3]	150,000	149,831
Wells Fargo Bank, N.A. 1.23% due 7/18/2017	40,000	40,018
Westpac Banking Corp. 1.16% due 8/1/2017[3]	20,000	19,944
Total short-term securities (cost: $2,610,426,000)		2,610,422
Total investment securities 99.94% (cost: $22,076,660,000)		28,057,572
Other assets less liabilities 0.06%		17,733
Net assets 100.00%		$28,075,305
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
New World Fund — Page 12 of 14

unaudited
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 4/30/2017 (000)
Purchases (000)	Sales (000)
USD5,065	INR329,550	Citibank	5/8/2017	$(50)
USD38,926	INR2,539,350	JPMorgan Chase	5/8/2017	(484)
USD39,309	EUR36,868	Barclays Bank PLC	5/8/2017	(871)
USD27,590	EUR26,176	JPMorgan Chase	5/8/2017	(938)
USD4,402	TRY16,250	Bank of America, N.A.	5/10/2017	(157)
USD6,983	ZAR97,000	Barclays Bank PLC	5/10/2017	(259)
USD15,545	BRL49,200	JPMorgan Chase	5/15/2017	116
USD7,361	PLN29,500	Bank of America, N.A.	5/15/2017	(242)
USD5,193	COP14,985,900	JPMorgan Chase	5/17/2017	116
USD7,647	COP21,932,300	JPMorgan Chase	5/22/2017	223
USD2,848	EUR2,625	HSBC Bank	5/23/2017	(15)
USD2,815	GBP2,200	Bank of America, N.A.	5/25/2017	(37)
USD3,114	GBP2,434	Barclays Bank PLC	5/26/2017	(41)
USD155,272	EUR142,980	Citibank	5/26/2017	(705)
USD44,647	INR2,878,728	Citibank	5/30/2017	116
USD58,642	INR3,784,041	Bank of America, N.A.	5/31/2017	115
USD6,369	GBP5,120	JPMorgan Chase	6/12/2017	(271)
USD6,021	JPY660,000	Bank of America, N.A.	6/13/2017	89
USD3,882	JPY420,000	UBS AG	6/20/2017	107
USD9,475	EUR8,822	HSBC Bank	6/21/2017	(162)
USD16,883	GBP13,135	Citibank	6/23/2017	(158)
USD5,573	EUR5,075	HSBC Bank	6/27/2017	27
				$(3,481)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $524,923,000, which represented 1.87% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,027,187,000, which represented 7.22% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Step bond; coupon rate will increase at a later date.
[9]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,700,000, which represented .02% of the net assets of the fund.

New World Fund — Page 13 of 14

unaudited
Key to abbreviations and symbols
ADR = American Depositary Receipts
ARS = Argentine pesos
BRL = Brazilian reais
CDI = CREST Depository Interest
COP = Colombian pesos
EUR/€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
INR = Indian rupees
JPY = Japanese yen
MXN = Mexican pesos
PHP = Philippine pesos
PLN = Polish zloty
RUB = Russian rubles
TRY = Turkish lira
USD/$ = U.S. dollars
ZAR = South African rand
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-036-0617O-S54148	New World Fund — Page 14 of 14

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: June 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: June 30, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: June 30, 2017